SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  FEBRUARY 5, 2002
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.                            Page
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           Exhibits

99.1       Media release, dated February 5, 2002.

The full text of the Media Release is attached to this report as Exhibit 99.1.

Item 9.    Regulation FD Disclosure.
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On February 5, 2002, NTL Incorporated announced that, as expected, it has been notified by the New York Stock Exchange (NYSE) that it has fallen below the continued listing criteria relating to minimum share price.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                       General Counsel


Dated: February 5, 2002

                                  EXHIBIT INDEX
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Exhibit
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99.1    Media release, dated February 5, 2002

                                                                    Exhibit 99.1
NTL LOGO


Media Release


  NTL ANNOUNCES COMPANY HAS RECEIVED NOTIFICATION FROM NEW YORK STOCK EXCHANGE
                      REGARDING CONTINUED LISTING CRITERIA

New York, February 5, 2002 - NTL Incorporated (NYSE: NLI; Nasdaq Europe: NTLI), announced today that, as expected, it has been notified by the New York Stock Exchange (NYSE) that it has fallen below the continued listing criteria relating to minimum share price.

Under the minimum share value requirement, the Company's shares must trade at a value exceeding $1 for thirty consecutive trading days. Under NYSE rules, the exchange may grant a period of up to six months during which the Company must come into conformity with the continued listing requirements, subject to ongoing monitoring. NTL has requested that this time period be granted.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained herein constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be different from those contemplated. We assume no obligation to update the forward-looking statements contained herein to reflect actual results, changes in assumptions or changes in factors affecting such statements.


                                   -- Ends --

For further information:

In the US:

Investor Relations:
John F. Gregg, Senior Vice President - Chief Financial Officer
Bret Richter, Vice President - Corporate Finance and Development
Tamar Gerber, Director - Investor Relations
Tel: (001) 212 906 8440, or via e-mail at investor_relations@ntli.com
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In the UK:

Media:
Alison Kirkwood, Media Relations, +44 (0) 1256 752 662 / 07788 186 154
Malcolm Padley, Media Relations, 07788 978 199

Investor Relations:
Virginia McMullan, +44 (0) 207 909 2144, or via e-mail at investorrelations@ntl.com
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